Exhibit 32.1

PRESTIGE CAPITAL CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Prestige Capital Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Prestige Capital Corporation for the quarter ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Prestige Capital Corporation

Date: August 9, 2019	/s/ Deven L. Taylor Deven L. Taylor Principal Executive Officer Principal Financial Officer